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                                                                    EXHIBIT 10.5


                       SECOND AMENDMENT TO CORESTAFF, INC.
                          1995 LONG-TERM INCENTIVE PLAN



         THIS SECOND AMENDMENT is dated as of January 7, 1997 (the "Amendment") and shall serve to amend the 1995 Long-Term Incentive Plan, as amended by the first Amendment dated as of April 15, 1996 (the "Plan").

         WHEREAS, pursuant to and in compliance with Section 7(a) of the Plan, the Board of Directors of CORESTAFF, Inc. (the "Company") desires to amend the Plan as set forth in this Amendment to continue to enhance the ability of the Company to attract and retain the services of individuals who are essential for the growth and profitability of the Company;

         NOW, THEREFORE, in consideration of the premises set forth herein and in the Plan, the Plan shall be amended as follows:

                  1. Section 7(c) of the Plan is hereby amended to add as the last sentence thereof the following:

                           "The Committee is hereby further authorized to amend the terms and conditions of, and the criteria in,
                           Section 8 of the Plan for any Award (including, without limitation, the terms and conditions for the vesting of Awards and a Change of Control) in order to continue to enhance the ability of the Company to attract and retain the services of individuals who are essential for growth and profitability of the Company."

                  2. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware without regard to principles of conflicts of laws.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered and to become effective, all as of the day and year first above written.

ATTEST:                                CORESTAFF, INC.

By:                                    By:
   --------------------------------       ---------------------------------
     Peter T. Dameris                       Michael T. Willis
     Senior Vice President and              Chief Executive Officer and
     Secretary                              President